Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Operating Income Statements	27
Eliminations
Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2016

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except per share amounts, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1,499	$1,386	$1,439	$1,464	$1,489	$5,950	$5,778	$(10)	(1)%	$(172)	(3)%	$25	2%
Distribution fees	458	435	448	455	457	1,847	1,795	(1)	—	(52)	(3)%	2	—
Net investment income	460	331	372	387	486	1,688	1,576	26	6%	(112)	(7)%	99	26%
Premiums	374	368	372	374	377	1,455	1,491	3	1%	36	2%	3	1%
Other revenues	321	254	248	330	263	1,260	1,095	(58)	(18)%	(165)	(13)%	(67)	(20)%
Total revenues	3,112	2,774	2,879	3,010	3,072	12,200	11,735	(40)	(1)%	(465)	(4)%	62	2%
Banking and deposit interest expense	9	9	8	12	10	30	39	1	11%	9	30%	(2)	(17)%
Total net revenues	3,103	2,765	2,871	2,998	3,062	12,170	11,696	(41)	(1)%	(474)	(4)%	64	2%

Expenses
Distribution expenses	816	770	803	798	831	3,276	3,202	15	2%	(74)	(2)%	33	4%
Interest credited to fixed accounts	165	146	158	161	158	668	623	(7)	(4)%	(45)	(7)%	(3)	(2)%
Benefits, claims, losses and settlement expenses	714	482	597	855	712	2,261	2,646	(2)	—	385	17%	(143)	(17)%
Amortization of deferred acquisition costs	52	110	87	163	55	354	415	3	6%	61	17%	(108)	(66)%
Interest and debt expense	116	55	53	52	81	387	241	(35)	(30)%	(146)	(38)%	29	56%
General and administrative expense	794	727	763	731	756	3,082	2,977	(38)	(5)%	(105)	(3)%	25	3%
Total expenses	2,657	2,290	2,461	2,760	2,593	10,028	10,104	(64)	(2)%	76	1%	(167)	(6)%

Pretax income	446	475	410	238	469	2,142	1,592	23	5%	(550)	(26)%	231	97%
Income tax provision	66	111	75	23	69	455	278	3	5%	(177)	(39)%	46	#
Net income	380	364	335	215	400	1,687	1,314	20	5%	(373)	(22)%	185	86%
Less: Net income (loss) attributable to noncontrolling interests	23	—	—	—	—	125	—	(23)	#	(125)	#	—	—
Net income attributable to Ameriprise Financial	$357	$364	$335	$215	$400	$1,562	$1,314	$43	12%	$(248)	(16)%	$185	86%

Net Investment Income
Investment income on fixed maturities	$348	$343	$343	$342	$340	$1,403	$1,368	$(8)	(2)%	$(35)	(2)%	$(2)	(1)%
Realized investment gains (losses)	(1)	(16)	5	6	11	4	6	12	#	2	50%	5	83%
Affordable housing	7	(7)	(11)	(17)	(9)	(18)	(44)	(16)	#	(26)	#	8	47%
Other (including seed money)	36	(17)	5	25	78	68	91	42	#	23	34%	53	#
Consolidated investment entities	70	28	30	31	66	231	155	(4)	(6)%	(76)	(33)%	35	#
Total net investment income	$460	$331	$372	$387	$486	$1,688	$1,576	$26	6%	$(112)	(7)%	$99	26%

Earnings Per Share
Basic earnings per share	$2.02	$2.11	$1.99	$1.31	$2.49	$8.60	$7.90	$0.47	23%	$(0.70)	(8)%	$1.18	90%
Earnings per diluted share	$2.00	$2.09	$1.97	$1.30	$2.46	$8.48	$7.81	$0.46	23%	$(0.67)	(8)%	$1.16	89%
Earnings per diluted share growth	(10.3)%	0.5%	(11.7)%	(40.1)%	23.0%	2.0%	(7.9)%	33.3%		(9.9)%		63.1%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	176.6	172.6	168.3	164.0	160.4	181.7	166.3	(16.2)	(9)%	(15.4)	(8)%	(3.6)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.3	1.8	1.8	1.8	2.0	2.5	1.9	(0.3)	(13)%	(0.6)	(24)%	0.2	11%
Diluted weighted average common shares outstanding	178.9	174.4	170.1	165.8	162.4	184.2	168.2	(16.5)	(9)%	(16.0)	(9)%	(3.4)	(2)%

Metrics
Net revenue growth	0.5%	(9.4)%	(8.2)%	3.9%	(1.3)%	(0.8)%	(3.9)%	(1.8)%		(3.1)%		(5.2)%
Pretax income margin	14.4%	17.2%	14.3%	7.9%	15.3%	17.6%	13.6%	0.9%		(4.0)%		7.4%
Effective tax rate	14.8%	23.3%	18.4%	9.7%	14.5%	21.3%	17.4%	(0.3)%		(3.9)%		4.8%
Effective tax rate excluding noncontrolling interests (1)	15.6%	23.3%	18.4%	9.7%	14.5%	22.6%	17.4%	(1.1)%		(5.2)%		4.8%

Ameriprise Financial shareholders’ equity / outstanding shares (2)	$41.19	$41.50	$42.60	$41.76	$39.70	$41.19	$39.70	$(1.49)	(4)%	$(1.49)	(4)%	$(2.06)	(5)%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (1)(3)	$39.74	$38.90	$38.75	$38.09	$38.44	$39.74	$38.44	$(1.30)	(3)%	$(1.30)	(3)%	$0.35	1%

(1) See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2) Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Revenues
Total net revenues	$3,103	$2,765	$2,871	$2,998	$3,062	$12,170	$11,696	$(41)	(1)%	$(474)	(4)%	$64	2%
Less revenues attributable to the CIEs	113	24	26	27	51	446	128	(62)	(55)%	(318)	(71)%	24	89%
Less net realized investment gains (losses) (1)	(1)	(16)	5	6	11	4	6	12	#	2	50%	5	83%
Less market impact on indexed universal life benefits (1)	2	9	3	6	6	7	24	4	#	17	#	—	—
Less market impact of hedges on investments	11	(40)	(19)	5	57	(21)	3	46	#	24	#	52	#
Operating total net revenues (2)	$2,978	$2,788	$2,856	$2,954	$2,937	$11,734	$11,535	$(41)	(1)%	$(199)	(2)%	$(17)	(1)%

Earnings
Net income attributable to Ameriprise Financial	$357	$364	$335	$215	$400	$1,562	$1,314	$43	12%	$(248)	(16)%	$185	86%
Less net income (loss) attributable to the CIEs	—	(1)	—	—	(1)	—	(2)	(1)	—	(2)	—	(1)	—
Integration/restructuring charges (3)	1	—	—	—	—	5	—	(1)	#	(5)	#	—	—
Market impact on variable annuity guaranteed benefits (1)(3)	139	(17)	58	37	138	214	216	(1)	(1)%	2	1%	101	#
Market impact on indexed universal life benefits (1)(3)	(1)	(19)	(5)	(7)	(5)	1	(36)	(4)	#	(37)	#	2	29%
Market impact of hedges on investments (3)	(11)	40	19	(5)	(57)	21	(3)	(46)	#	(24)	#	(52)	#
Less net realized investment gains (losses) (1)(3)	(1)	(16)	5	6	11	4	6	12	#	2	50%	5	83%
Tax effect of adjustments (4)	(45)	(7)	(23)	(7)	(23)	(83)	(60)	22	49%	23	28%	(16)	#
Operating earnings (2)	$441	$378	$379	$227	$443	$1,716	$1,427	$2	—	$(289)	(17)%	$216	95%

Pretax Earnings
Pretax income	$446	$475	$410	$238	$469	$2,142	$1,592	$23	5%	$(550)	(26)%	$231	97%
Less pretax income (loss) attributable to the CIEs	23	(2)	1	—	(1)	125	(2)	(24)	#	(127)	#	(1)	—
Integration/restructuring charges	1	—	—	—	—	5	—	(1)	#	(5)	#	—	—
Market impact on variable annuity guaranteed benefits (1)	139	(17)	58	37	138	214	216	(1)	(1)%	2	1%	101	#
Market impact on indexed universal life benefits (1)	(1)	(19)	(5)	(7)	(5)	1	(36)	(4)	#	(37)	#	2	29%
Market impact of hedges on investments	(11)	40	19	(5)	(57)	21	(3)	(46)	#	(24)	#	(52)	#
Less net realized investment gains (losses) (1)	(1)	(16)	5	6	11	4	6	12	#	2	50%	5	83%
Pretax operating earnings (2)	$552	$497	$476	$257	$535	$2,254	$1,765	$(17)	(3)%	$(489)	(22)%	$278	#

Pretax Operating Margin (2)(5)	18.5%	17.8%	16.7%	8.7%	18.2%	19.2%	15.3%	(0.3)%		(3.9)%		9.5%

Operating Effective Tax Rate (2)(6)	20.1%	23.9%	20.4%	11.7%	17.2%	23.9%	19.2%	(2.9)%		(4.7)%		5.5%

Weighted Average Common Shares Outstanding
Basic	176.6	172.6	168.3	164.0	160.4	181.7	166.3	(16.2)	(9)%	(15.4)	(8)%	(3.6)	(2)%
Diluted	178.9	174.4	170.1	165.8	162.4	184.2	168.2	(16.5)	(9)%	(16.0)	(9)%	(3.4)	(2)%

Operating Earnings Per Share (2)
Basic operating earnings per share	$2.50	$2.19	$2.25	$1.38	$2.76	$9.44	$8.58	$0.26	10%	$(0.86)	(9)%	$1.38	#
Operating earnings per diluted share	$2.47	$2.17	$2.23	$1.37	$2.73	$9.32	$8.48	$0.26	11%	$(0.84)	(9)%	$1.36	99%

Return on Equity
Return on equity excluding AOCI (2)(6)	21.5%	21.6%	21.1%	19.1%	20.4%	21.5%	20.4%	(1.1)%		(1.1)%		1.3%
Operating return on equity excluding AOCI (2)(6)	24.3%	24.3%	24.0%	21.6%	22.2%	24.3%	22.2%	(2.1)%		(2.1)%		0.6%

(1) Operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable:  hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2) See non-GAAP financial information on pg 33.

(3) Pretax operating adjustments

(4) Calculated using the statutory tax rate of 35%.

(5) Defined as pretax operating earnings as a percentage of operating total net revenues.

(6) Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$40.44	$41.49	$42.60	$41.76	$39.70	$40.44	$39.70	$(0.74)	(2)%	$(0.74)	(2)%	$(2.06)	(5)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.95	$38.90	$38.75	$38.09	$38.44	$38.95	$38.44	$(0.51)	(1)%	$(0.51)	(1)%	$0.35	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	0.4%	(3.8)%	(4.3)%	2.7%	(1.4)%	1.2%	(1.7)%	(1.8)%		(2.9)%		(4.1)%
Operating earnings per diluted share growth: Target 12 - 15%	7.4%	(0.5)%	(4.3)%	(41.7)%	10.5%	9.4%	(9.0)%	3.1%		(18.4)%		52.2%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	24.3%	24.3%	24.0%	21.6%	22.2%	24.3%	22.2%	(2.1)%		(2.1)%		0.6%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.2%	27.5%	25.8%	30.2%	31.7%	27.2%	31.7%	4.5%		4.5%		1.5%

Goodwill and Intangible Assets	$1,981	$1,965	$1,936	$1,939	$1,924	$1,981	$1,924	$(57)	(3)%	$(57)	(3)%	$(15)	(1)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$179,574	$182,276	$188,590	$196,186	$199,712	$179,574	$199,712	$20,138	11%	$20,138	11%	$3,526	2%
Asset Management AUM	471,888	464,059	459,577	467,770	454,413	471,888	454,413	(17,475)	(4)%	(17,475)	(4)%	(13,357)	(3)%
Corporate AUM	670	372	367	354	346	670	346	(324)	(48)%	(324)	(48)%	(8)	(2)%
Eliminations	(23,074)	(23,087)	(24,056)	(24,737)	(24,841)	(23,074)	(24,841)	(1,767)	(8)%	(1,767)	(8)%	(104)	—
Total Assets Under Management	629,058	623,620	624,478	639,573	629,630	629,058	629,630	572	—	572	—	(9,943)	(2)%
Total Assets Under Administration	147,677	149,113	152,107	156,072	157,742	147,677	157,742	10,065	7%	10,065	7%	1,670	1%
Total AUM and AUA	$776,735	$772,733	$776,585	$795,645	$787,372	$776,735	$787,372	$10,637	1%	$10,637	1%	$(8,273)	(1)%

Business Metrics
Total Ameriprise client assets	$447,120	$451,417	$461,740	$475,662	$479,209	$447,120	$479,209	$32,089	7%	$32,089	7%	$3,547	1%
Total branded financial advisors	9,789	9,766	9,758	9,747	9,675	9,789	9,675	(114)	(1)%	(114)	(1)%	(72)	(1)%

Net Flows and Net Deposits
Branded advisor wrap	$2,093	$1,829	$2,294	$2,751	$3,310	$11,153	$10,184	$1,217	58%	$(969)	(9)%	$559	20%
Asset Management	(692)	(7,465)	(4,726)	(4,349)	(2,095)	(15,843)	(18,635)	(1,403)	#	(2,792)	(18)%	2,254	52%
Annuities	(541)	(560)	(768)	(890)	(983)	(3,026)	(3,201)	(442)	(82)%	(175)	(6)%	(93)	(10)%
Variable universal life / Universal life	(19)	(48)	(61)	(57)	(33)	(157)	(199)	(14)	(74)%	(42)	(27)%	24	42%

S&P 500
Daily average	2,052	1,952	2,074	2,161	2,185	2,061	2,094	133	6%	33	2%	24	1%
Period end	2,044	2,060	2,099	2,168	2,239	2,044	2,239	195	10%	195	10%	71	3%

Weighted Equity Index (WEI) (4)
Daily average	1,519	1,428	1,516	1,579	1,596	1,546	1,530	77	5%	(16)	(1)%	17	1%
Period end	1,507	1,506	1,527	1,591	1,637	1,507	1,637	130	9%	130	9%	46	3%

(1) See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	175.0	171.0	166.8	162.2	158.5	183.1	171.0	(16.5)	(9)%	(12.1)	(7)%	(3.7)	(2)%
Repurchases	(4.1)	(5.1)	(4.7)	(3.9)	(3.8)	(13.9)	(17.5)	0.3	7%	(3.6)	(26)%	0.1	3%
Issuances	0.1	1.1	0.2	0.3	0.3	2.7	1.9	0.2	#	(0.8)	(30)%	—	—
Other	—	(0.2)	(0.1)	(0.1)	(0.2)	(0.9)	(0.6)	(0.2)	—	0.3	33%	(0.1)	#
Total common shares outstanding	171.0	166.8	162.2	158.5	154.8	171.0	154.8	(16.2)	(9)%	(16.2)	(9)%	(3.7)	(2)%
Restricted stock units	3.6	3.5	3.6	3.6	3.7	3.6	3.7	0.1	3%	0.1	3%	0.1	3%
Total basic common shares outstanding	174.6	170.3	165.8	162.1	158.5	174.6	158.5	(16.1)	(9)%	(16.1)	(9)%	(3.6)	(2)%
Total potentially dilutive shares	2.2	1.7	1.8	1.8	2.2	2.2	2.2	—	—	—	—	0.4	22%
Total diluted shares	176.8	172.0	167.6	163.9	160.7	176.8	160.7	(16.1)	(9)%	(16.1)	(9)%	(3.2)	(2)%

Capital Returned to Shareholders
Dividends paid	$119	$117	$127	$124	$121	$474	$489	$2	2%	$15	3%	$(3)	(2)%
Common stock share repurchases	$450	$451	$444	$378	$402	$1,674	$1,675	$(48)	(11)%	$1	—	$24	6%

Allocated Capital (1)
Advice & Wealth Management	$543	$597	$610	$624	$637	$543	$637	$94	17%	$94	17%	$13	2%
Asset Management	1,847	1,833	1,829	1,827	1,817	1,847	1,817	(30)	(2)%	(30)	(2)%	(10)	(1)%
Annuities	1,893	1,897	1,895	1,950	1,968	1,893	1,968	75	4%	75	4%	18	1%
Protection	2,045	2,104	2,105	2,095	2,185	2,045	2,185	140	7%	140	7%	90	4%
Corporate & Other	3,068	2,773	2,336	2,529	2,335	3,068	2,335	(733)	(24)%	(733)	(24)%	(194)	(8)%
Total allocated capital	$9,396	$9,204	$8,775	$9,025	$8,942	$9,396	$8,942	$(454)	(5)%	$(454)	(5)%	$(83)	(1)%

(1) Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations.  Allocated capital is not adjusted for non-operating items except for CIEs.

#  Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,266	$1,198	$1,250	$1,272	$1,316	$5,013	$5,036	$50	4%	$23	—	$44	3%
Operating expenses	1,056	993	1,029	1,041	1,062	4,154	4,125	6	1%	(29)	(1)%	21	2%
Pretax operating earnings	$210	$205	$221	$231	$254	$859	$911	$44	21%	$52	6%	$23	10%

Allocated capital	$543	$597	$610	$624	$637	$543	$637	$94	17%	$94	17%	$13	2%
Operating return on allocated capital (1)	125.0%	121.3%	119.4%	121.2%	123.9%	125.0%	123.9%	(1.1)%		(1.1)%		2.7%
Pretax operating margin	16.6%	17.1%	17.7%	18.2%	19.3%	17.1%	18.1%	2.7%		1.0%		1.1%

Asset Management
Operating total net revenues	$833	$724	$739	$740	$761	$3,254	$2,964	$(72)	(9)%	$(290)	(9)%	$21	3%
Operating expenses	640	575	591	585	592	2,493	2,343	(48)	(8)%	(150)	(6)%	7	1%
Pretax operating earnings	$193	$149	$148	$155	$169	$761	$621	$(24)	(12)%	$(140)	(18)%	$14	9%

Allocated capital	$1,847	$1,833	$1,829	$1,827	$1,817	$1,847	$1,817	$(30)	(2)%	$(30)	(2)%	$(10)	(1)%
Operating return on allocated capital (1)	31.2%	29.9%	28.5%	28.5%	27.8%	31.2%	27.8%	(3.4)%		(3.4)%		(0.7)%
Pretax operating margin	23.2%	20.6%	20.0%	20.9%	22.2%	23.4%	21.0%	(1.0)%		(2.4)%		1.3%

Operating total net revenues	$833	$724	$739	$740	$761	$3,254	$2,964	$(72)	(9)%	$(290)	(9)%	$21	3%
Distribution pass thru revenues	(211)	(199)	(203)	(211)	(204)	(862)	(817)	7	3%	45	5%	7	3%
Subadvisory and other pass thru revenues	(107)	(87)	(88)	(85)	(94)	(407)	(354)	13	12%	53	13%	(9)	(11)%
Adjusted operating revenues (2)	$515	$438	$448	$444	$463	$1,985	$1,793	$(52)	(10)%	$(192)	(10)%	$19	4%

Pretax operating earnings	$193	$149	$148	$155	$169	$761	$621	$(24)	(12)%	$(140)	(18)%	$14	9%
Operating net investment income	(12)	(3)	(5)	(1)	(5)	(23)	(14)	7	58%	9	39%	(4)	#
Amortization of intangibles	6	6	5	5	5	27	21	(1)	(17)%	(6)	(22)%	—	—
Adjusted operating earnings (2)	$187	$152	$148	$159	$169	$765	$628	$(18)	(10)%	$(137)	(18)%	$10	6%

Adjusted net pretax operating margin (2)(3)	36.3%	34.7%	33.0%	35.8%	36.5%	38.5%	35.0%	0.2%		(3.5)%		0.7%

Annuities
Operating total net revenues	$627	$596	$619	$631	$617	$2,541	$2,463	$(10)	(2)%	$(78)	(3)%	$(14)	(2)%
Operating expenses	475	472	473	699	490	1,891	2,134	15	3%	243	13%	(209)	(30)%
Pretax operating earnings	$152	$124	$146	$(68)	$127	$650	$329	$(25)	(16)%	$(321)	(49)%	$195	#

Allocated capital	$1,893	$1,897	$1,895	$1,950	$1,968	$1,893	$1,968	$75	4%	$75	4%	$18	1%
Operating return on allocated capital (1)	25.5%	24.1%	24.5%	14.3%	13.3%	25.5%	13.3%	(12.2)%		(12.2)%		(1.0)%
Pretax operating margin	24.2%	20.8%	23.6%	(10.8)%	20.6%	25.6%	13.4%	(3.6)%		(12.2)%		31.4%

Protection
Operating total net revenues	$608	$608	$604	$679	$615	$2,384	$2,506	$7	1%	$122	5%	$(64)	(9)%
Operating expenses	573	539	567	668	556	2,201	2,330	(17)	(3)%	129	6%	(112)	(17)%
Pretax operating earnings	$35	$69	$37	$11	$59	$183	$176	$24	69%	$(7)	(4)%	$48	#

Allocated capital	$2,045	$2,104	$2,105	$2,095	$2,185	$2,045	$2,185	$140	7%	$140	7%	$90	4%
Operating return on allocated capital (1)	6.9%	7.6%	6.3%	5.8%	6.7%	6.9%	6.7%	(0.2)%		(0.2)%		0.9%
Pretax operating margin	5.8%	11.3%	6.1%	1.6%	9.6%	7.7%	7.0%	3.8%		(0.7)%		8.0%

Corporate & Other
Operating total net revenues	$15	$2	$(7)	$(15)	$(8)	$3	$(28)	$(23)	#	$(31)	#	$7	47%
Operating expenses	53	52	69	57	66	202	244	13	25%	42	21%	9	16%
Pretax operating loss	$(38)	$(50)	$(76)	$(72)	$(74)	$(199)	$(272)	$(36)	(95)%	$(73)	(37)%	$(2)	(3)%

(1)   Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)   See non-GAAP financial information on pg 33.

(3)   Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$668	$631	$669	$689	$718	$2,629	$2,707	$50	7%	$78	3%	$29	4%
Distribution fees	551	514	524	531	540	2,195	2,109	(11)	(2)%	(86)	(4)%	9	2%
Net investment income	38	44	47	47	48	146	186	10	26%	40	27%	1	2%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	18	18	17	20	73	73	2	11%	—	—	3	18%
Total revenues	1,275	1,207	1,258	1,284	1,326	5,043	5,075	51	4%	32	1%	42	3%
Banking and deposit interest expense	9	9	8	12	10	30	39	1	11%	9	30%	(2)	(17)%
Operating total net revenues	1,266	1,198	1,250	1,272	1,316	5,013	5,036	50	4%	23	—	44	3%

Expenses
Distribution expenses	777	732	762	781	797	3,081	3,072	20	3%	(9)	—	16	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	2	2	2	2	8	8	—	—	—	—	—	—
General and administrative expense	277	259	265	258	263	1,065	1,045	(14)	(5)%	(20)	(2)%	5	2%
Operating expenses	1,056	993	1,029	1,041	1,062	4,154	4,125	6	1%	(29)	(1)%	21	2%
Pretax operating earnings	$210	$205	$221	$231	$254	$859	$911	$44	21%	$52	6%	$23	10%

Pretax operating margin	16.6%	17.1%	17.7%	18.2%	19.3%	17.1%	18.1%	2.7%		1.0%		1.1%

Return on Capital
Allocated capital	$543	$597	$610	$624	$637	$543	$637	$94	17%	$94	17%	$13	2%
Operating return on allocated capital (1)	125.0%	121.3%	119.4%	121.2%	123.9%	125.0%	123.9%	(1.1)%		(1.1)%		2.7%

Brokerage cash balance (2)	$23,491	$23,374	$23,181	$24,047	$26,765	$23,491	$26,765	$3,274	14%	$3,274	14%	$2,718	11%
Brokerage sweep fee	0.25%	0.44%	0.46%	0.48%	0.53%	0.23%	0.45%	0.28%		0.22%		0.05%

On-balance sheet deposits	$8,638	$8,883	$9,141	$9,452	$10,048	$8,638	$10,048	$1,410	16%	$1,410	16%	$596	6%

(1)   Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)   Brokerage cash includes both off-balance sheet and on-balance sheet deposits.  In the 4th quarter of 2015 through the 4th quarter of 2016, on-balance sheet deposits included in brokerage cash are $3.8B, $3.7B, $3.7B, $3.8B, and $4.1B, respectively.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$10	$13	$15	$11	$15	$46	$54	$5	50%	$8	17%	$4	36%
Allocated capital	$268	$287	$298	$311	$327	$268	$327	$59	22%	$59	22%	$16	5%
Operating return on allocated capital (1)	14.1%	14.5%	14.2%	14.0%	14.7%	14.1%	14.7%	0.6%		0.6%		0.7%

Wealth Management & Distribution
Pretax operating earnings	$200	$192	$206	$220	$239	$813	$857	$39	20%	$44	5%	$19	9%
Allocated capital	$275	$310	$312	$313	$310	$275	$310	$35	13%	$35	13%	$(3)	(1)%
Operating return on allocated capital (1)	224.5%	218.7%	216.9%	223.3%	231.0%	224.5%	231.0%	6.5%		6.5%		7.7%

Financial Plans
Branded financial plan net cash sales	$74	$64	$66	$67	$78	$263	$275	$4	5%	$12	5%	$11	16%

Financial Advisors
Employee advisors	2,083	2,046	2,054	2,047	2,007	2,083	2,007	(76)	(4)%	(76)	(4)%	(40)	(2)%
Franchisee advisors	7,706	7,720	7,704	7,700	7,668	7,706	7,668	(38)	—	(38)	—	(32)	—
Total branded financial advisors	9,789	9,766	9,758	9,747	9,675	9,789	9,675	(114)	(1)%	(114)	(1)%	(72)	(1)%

Operating total net revenues per financial advisor (in thousands) (2)	$129	$123	$128	$131	$136	$514	$518	$7	5%	$4	1%	$5	4%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$514	$510	$507	$511	$518	$514	$518	$4	1%	$4	1%	$7	1%

Advisor Retention
Employee	91.0%	90.7%	90.4%	89.7%	88.9%	91.0%	88.9%	(2.1)%		(2.1)%		(0.8)%
Franchisee	94.2%	93.8%	93.6%	93.1%	92.8%	94.2%	92.8%	(1.4)%		(1.4)%		(0.3)%

Total Client Assets (at period end)	$447,120	$451,417	$461,740	$475,662	$479,209	$447,120	$479,209	$32,089	7%	$32,089	7%	$3,547	1%

Total Wrap Accounts
Beginning assets	$173,788	$180,488	$183,359	$189,739	$197,485	$174,670	$180,488	$23,697	14%	$5,818	3%	$7,746	4%
Net flows	2,093	1,829	2,294	2,751	3,310	11,153	10,184	1,217	58%	(969)	(9)%	559	20%
Market appreciation (depreciation) and other	4,607	1,042	4,086	4,995	283	(5,335)	10,406	(4,324)	(94)%	15,741	#	(4,712)	(94)%
Total wrap ending assets	$180,488	$183,359	$189,739	$197,485	$201,078	$180,488	$201,078	$20,590	11%	$20,590	11%	$3,593	2%

Advisory wrap account assets ending balance (4)	$178,879	$181,580	$187,872	$195,444	$198,946	$178,879	$198,946	$20,067	11%	$20,067	11%	$3,502	2%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Year-to-date is sum of current and prior quarters for the year under review.

(3)        Trailing twelve months is the sum of the last four quarters.

(4)        Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts.  Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

#            Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$697	$602	$612	$612	$626	$2,723	$2,452	$(71)	(10)%	$(271)	(10)%	$14	2%
Distribution fees	123	117	121	125	124	499	487	1	1%	(12)	(2)%	(1)	(1)%
Net investment income	12	3	5	1	5	23	14	(7)	(58)%	(9)	(39)%	4	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	2	1	2	6	9	11	5	#	2	22%	4	#
Total revenues	833	724	739	740	761	3,254	2,964	(72)	(9)%	(290)	(9)%	21	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	833	724	739	740	761	3,254	2,964	(72)	(9)%	(290)	(9)%	21	3%

Expenses
Distribution expenses	265	247	254	261	257	1,091	1,019	(8)	(3)%	(72)	(7)%	(4)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	4	5	4	5	17	18	—	—	1	6%	1	25%
Interest and debt expense	6	6	5	5	5	25	21	(1)	(17)%	(4)	(16)%	—	—
General and administrative expense	364	318	327	315	325	1,360	1,285	(39)	(11)%	(75)	(6)%	10	3%
Operating expenses	640	575	591	585	592	2,493	2,343	(48)	(8)%	(150)	(6)%	7	1%

Pretax operating earnings	$193	$149	$148	$155	$169	$761	$621	$(24)	(12)%	$(140)	(18)%	$14	9%

Pretax operating margin	23.2%	20.6%	20.0%	20.9%	22.2%	23.4%	21.0%	(1.0)%		(2.4)%		1.3%

Operating total net revenues	$833	$724	$739	$740	$761	$3,254	$2,964	$(72)	(9)%	$(290)	(9)%	$21	3%
Distribution pass thru revenues	(211)	(199)	(203)	(211)	(204)	(862)	(817)	7	3%	45	5%	7	3%
Subadvisory and other pass thru revenues	(107)	(87)	(88)	(85)	(94)	(407)	(354)	13	12%	53	13%	(9)	(11)%
Adjusted operating revenues (1)	$515	$438	$448	$444	$463	$1,985	$1,793	$(52)	(10)%	$(192)	(10)%	$19	4%

Pretax operating earnings	$193	$149	$148	$155	$169	$761	$621	$(24)	(12)%	$(140)	(18)%	$14	9%
Operating net investment income	(12)	(3)	(5)	(1)	(5)	(23)	(14)	7	58%	9	39%	(4)	#
Amortization of intangibles	6	6	5	5	5	27	21	(1)	(17)%	(6)	(22)%	—	—
Adjusted operating earnings (1)	$187	$152	$148	$159	$169	$765	$628	$(18)	(10)%	$(137)	(18)%	$10	6%

Adjusted net pretax operating margin (1)(2)	36.3%	34.7%	33.0%	35.8%	36.5%	38.5%	35.0%	0.2%		(3.5)%		0.7%

Performance Fees (3)
Net performance fees	$32	$6	$1	$1	$6	$48	$14	$(26)	(81)%	$(34)	(71)%	$5	#

Return on Capital
Allocated capital	$1,847	$1,833	$1,829	$1,827	$1,817	$1,847	$1,817	$(30)	(2)%	$(30)	(2)%	$(10)	(1)%
Operating return on allocated capital (4)	31.2%	29.9%	28.5%	28.5%	27.8%	31.2%	27.8%	(3.4)%		(3.4)%		(0.7)%

(1)  See non-GAAP financial information on pg 33.

(2)  Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)  Performance fees, which are net of associated compensation, do not include CLO incentive fees.

(4)  Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

#   Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type
Equity	$255,466	$244,653	$241,001	$245,939	$240,034	$255,466	$240,034	$(15,432)	(6)%	$(15,432)	(6)%	$(5,905)	(2)%
Fixed income	176,596	179,465	179,752	183,329	175,945	176,596	175,945	(651)	—	(651)	—	(7,384)	(4)%
Money market	7,467	7,548	7,292	6,600	6,320	7,467	6,320	(1,147)	(15)%	(1,147)	(15)%	(280)	(4)%
Alternative	8,198	8,227	7,221	7,264	7,364	8,198	7,364	(834)	(10)%	(834)	(10)%	100	1%
Hybrid and other	24,161	24,166	24,311	24,638	24,750	24,161	24,750	589	2%	589	2%	112	—
Total managed assets by type	$471,888	$464,059	$459,577	$467,770	$454,413	$471,888	$454,413	$(17,475)	(4)%	$(17,475)	(4)%	$(13,357)	(3)%

Average Managed Assets by Type (1)
Equity	$257,682	$241,769	$244,996	$244,636	$240,327	$271,458	$242,718	$(17,355)	(7)%	$(28,740)	(11)%	$(4,309)	(2)%
Fixed income	180,990	176,789	179,557	182,349	178,776	188,150	179,025	(2,214)	(1)%	(9,125)	(5)%	(3,573)	(2)%
Money market	7,267	7,746	7,225	6,946	6,494	6,834	7,092	(773)	(11)%	258	4%	(452)	(7)%
Alternative	8,297	8,139	7,650	7,228	7,091	7,858	7,516	(1,206)	(15)%	(342)	(4)%	(137)	(2)%
Hybrid and other	23,731	23,645	24,702	24,615	24,676	22,195	24,418	945	4%	2,223	10%	61	—
Total average managed assets by type	$477,967	$458,088	$464,130	$465,774	$457,364	$496,495	$460,769	$(20,603)	(4)%	$(35,726)	(7)%	$(8,410)	(2)%

(1)  Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$258,562	$263,866	$259,846	$259,249	$266,025	$281,547	$263,866	$7,463	3%	$(17,681)	(6)%	$6,776	3%
Inflows	14,329	12,504	13,486	12,342	13,910	54,198	52,242	(419)	(3)%	(1,956)	(4)%	1,568	13%
Inflows from acquisitions (1)	—	—	—	976	—	—	976	—	—	976	—	(976)	#
Outflows	(16,352)	(15,579)	(15,869)	(14,239)	(17,772)	(67,329)	(63,459)	(1,420)	(9)%	3,870	6%	(3,533)	(25)%
Net VP/VIT fund flows	(101)	(187)	(501)	(617)	(743)	(737)	(2,048)	(642)	#	(1,311)	#	(126)	(20)%
Net new flows	(2,124)	(3,262)	(2,884)	(1,538)	(4,605)	(13,868)	(12,289)	(2,481)	#	1,579	11%	(3,067)	#
Reinvested dividends	8,621	407	2,726	582	4,398	13,354	8,113	(4,223)	(49)%	(5,241)	(39)%	3,816	#
Net flows	6,497	(2,855)	(158)	(956)	(207)	(514)	(4,176)	(6,704)	#	(3,662)	#	749	78%
Distributions	(10,482)	(575)	(3,125)	(851)	(5,309)	(16,376)	(9,860)	5,173	49%	6,516	40%	(4,458)	#
Market appreciation (depreciation) and other (2)	10,081	(213)	4,653	9,464	1,322	1,263	15,226	(8,759)	(87)%	13,963	#	(8,142)	(86)%
Foreign currency translation (3)	(792)	(377)	(1,967)	(881)	(1,912)	(2,054)	(5,137)	(1,120)	#	(3,083)	#	(1,031)	#
Total ending assets	263,866	259,846	259,249	266,025	259,919	263,866	259,919	(3,947)	(1)%	(3,947)	(1)%	(6,106)	(2)%

% of total retail assets sub-advised	16.0%	16.2%	16.7%	16.4%	16.9%	16.0%	16.9%	0.9%		0.9%		0.4%

Global Institutional
Beginning assets	212,516	208,022	204,213	200,328	201,745	224,041	208,022	(10,771)	(5)%	(16,019)	(7)%	1,417	1%
Inflows	6,536	7,358	6,030	5,101	5,562	27,322	24,051	(974)	(15)%	(3,271)	(12)%	461	9%
Outflows	(13,725)	(11,968)	(10,598)	(8,494)	(7,450)	(42,651)	(38,510)	6,275	46%	4,141	10%	1,044	12%
Net flows	(7,189)	(4,610)	(4,568)	(3,393)	(1,888)	(15,329)	(14,459)	5,301	74%	870	6%	1,505	44%
Market appreciation (depreciation) and other (4)(5)	4,437	2,312	5,415	7,106	(1,293)	3,819	13,540	(5,730)	#	9,721	#	(8,399)	#
Foreign currency translation (3)	(1,742)	(1,511)	(4,732)	(2,296)	(4,070)	(4,509)	(12,609)	(2,328)	#	(8,100)	#	(1,774)	(77)%
Total ending assets	208,022	204,213	200,328	201,745	194,494	208,022	194,494	(13,528)	(7)%	(13,528)	(7)%	(7,251)	(4)%

Total managed assets	$471,888	$464,059	$459,577	$467,770	$454,413	$471,888	$454,413	$(17,475)	(4)%	$(17,475)	(4)%	$(13,357)	(3)%

Total net flows	$(692)	$(7,465)	$(4,726)	$(4,349)	$(2,095)	$(15,843)	$(18,635)	$(1,403)	#	$(2,792)	(18)%	$2,254	52%

Former Parent Company Related (6)
Retail net new flows	$(772)	$(256)	$(331)	$(26)	$(712)	$(2,308)	$(1,325)	$60	8%	$983	43%	$(686)	#
Institutional net new flows	(5,943)	(4,079)	(1,929)	(1,412)	(1,201)	(12,451)	(8,621)	4,742	80%	3,830	31%	211	15%
Total net new flows	$(6,715)	$(4,335)	$(2,260)	$(1,438)	$(1,913)	$(14,759)	$(9,946)	$4,802	72%	$4,813	33%	$(475)	(33)%

(1)        Inflows associated with acquisitions that closed during the quarter.

(2)        Included in Market appreciation (depreciation) and other for retail funds in the 2nd quarter of 2015 are ($0.5B) related to the sale of the Multi-Manager business.

(3)        Amounts represent local currency to US dollar translation for reporting purposes.

(4)        Included in Market appreciation (depreciation) and other for Global Institutional in the 2nd quarter of 2015 and the 4th quarter of 2016 are ($0.1B) and ($0.4B), respectively, due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(5)        Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(6)        Former parent company related assets and net new flows are included in the rollforwards above.

#            Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2016

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016
Domestic Equity
Equal weighted	1 year	68%	68%	56%	62%	56%
	3 year	68%	62%	71%	68%	75%
	5 year	57%	57%	59%	67%	71%
Asset weighted	1 year	77%	80%	65%	74%	41%
	3 year	76%	74%	84%	78%	81%
	5 year	74%	68%	73%	84%	75%
International Equity
Equal weighted	1 year	55%	55%	55%	55%	20%
	3 year	82%	68%	60%	60%	55%
	5 year	65%	60%	61%	80%	70%
Asset weighted	1 year	33%	37%	36%	73%	12%
	3 year	46%	39%	36%	44%	44%
	5 year	41%	41%	42%	52%	47%
Taxable Fixed Income
Equal weighted	1 year	68%	63%	58%	78%	72%
	3 year	47%	59%	59%	71%	76%
	5 year	65%	71%	82%	76%	76%
Asset weighted	1 year	73%	70%	61%	82%	75%
	3 year	52%	77%	65%	76%	83%
	5 year	80%	83%	87%	85%	86%
Tax Exempt Fixed Income
Equal weighted	1 year	83%	89%	89%	84%	74%
	3 year	100%	100%	100%	89%	89%
	5 year	100%	100%	94%	94%	100%
Asset weighted	1 year	97%	92%	92%	92%	59%
	3 year	100%	100%	100%	81%	86%
	5 year	100%	100%	87%	88%	100%
Asset Allocation Funds
Equal weighted	1 year	90%	85%	77%	69%	31%
	3 year	78%	100%	100%	100%	100%
	5 year	88%	100%	88%	75%	75%
Asset weighted	1 year	100%	98%	97%	87%	15%
	3 year	79%	100%	100%	100%	100%
	5 year	98%	100%	98%	81%	82%

Number of 4- or 5-star Morningstar rated funds
Overall		55	51	51	54	51
3 year		57	50	55	54	45
5 year		45	46	45	52	44

Percent of 4- or 5-star Morningstar rated funds
Overall		54%	50%	53%	56%	54%
3 year		56%	50%	57%	56%	48%
5 year		47%	48%	49%	55%	47%

Percent of 4- or 5-star Morningstar rated assets
Overall		66%	61%	66%	68%	64%
3 year		66%	61%	74%	75%	64%
5 year		57%	61%	64%	67%	53%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2016

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016
Equity
Equal weighted	1 year	65%	81%	60%	52%	26%
	3 year	74%	70%	67%	72%	58%
	5 year	76%	78%	79%	71%	72%
Asset weighted	1 year	68%	88%	66%	62%	40%
	3 year	71%	56%	68%	69%	67%
	5 year	84%	86%	91%	63%	67%

Fixed Income
Equal weighted	1 year	56%	38%	42%	58%	70%
	3 year	45%	59%	55%	50%	59%
	5 year	67%	52%	62%	64%	65%
Asset weighted	1 year	81%	68%	57%	57%	68%
	3 year	72%	83%	80%	69%	74%
	5 year	61%	45%	62%	73%	69%

Allocation (Managed) Funds
Equal weighted	1 year	75%	88%	100%	88%	67%
	3 year	86%	100%	100%	88%	100%
	5 year	100%	100%	100%	83%	83%
Asset weighted	1 year	86%	93%	100%	80%	70%
	3 year	92%	100%	100%	97%	100%
	5 year	100%	100%	100%	92%	92%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$186	$177	$184	$188	$183	$755	$732	$(3)	(2)%	$(23)	(3)%	$(5)	(3)%
Distribution fees	90	83	88	89	89	364	349	(1)	(1)%	(15)	(4)%	—	—
Net investment income	201	192	189	192	187	848	760	(14)	(7)%	(88)	(10)%	(5)	(3)%
Premiums	30	28	32	29	27	107	116	(3)	(10)%	9	8%	(2)	(7)%
Other revenues	120	116	126	133	131	467	506	11	9%	39	8%	(2)	(2)%
Total revenues	627	596	619	631	617	2,541	2,463	(10)	(2)%	(78)	(3)%	(14)	(2)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	627	596	619	631	617	2,541	2,463	(10)	(2)%	(78)	(3)%	(14)	(2)%

Expenses
Distribution expenses	111	103	107	106	107	446	423	(4)	(4)%	(23)	(5)%	1	1%
Interest credited to fixed accounts	123	119	119	122	118	500	478	(5)	(4)%	(22)	(4)%	(4)	(3)%
Benefits, claims, losses and settlement expenses	143	144	138	346	152	482	780	9	6%	298	62%	(194)	(56)%
Amortization of deferred acquisition costs	37	45	48	66	50	205	209	13	35%	4	2%	(16)	(24)%
Interest and debt expense	9	8	9	7	9	38	33	—	—	(5)	(13)%	2	29%
General and administrative expense	52	53	52	52	54	220	211	2	4%	(9)	(4)%	2	4%
Operating expenses	475	472	473	699	490	1,891	2,134	15	3%	243	13%	(209)	(30)%
Pretax operating earnings	$152	$124	$146	$(68)	$127	$650	$329	$(25)	(16)%	$(321)	(49)%	$195	#

Pretax operating margin	24.2%	20.8%	23.6%	(10.8)%	20.6%	25.6%	13.4%	(3.6)%		(12.2)%		31.4%

Return on Capital
Allocated capital	$1,893	$1,897	$1,895	$1,950	$1,968	$1,893	$1,968	$75	4%	$75	4%	$18	1%
Operating return on allocated capital (1)	25.5%	24.1%	24.5%	14.3%	13.3%	25.5%	13.3%	(12.2)%		(12.2)%		(1.0)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(61)	$141	$84	$13	$(115)	$49	$123	$(54)	(89)%	$74	#	$(128)	#
Other	(78)	(124)	(142)	(50)	(23)	(263)	(339)	55	71%	(76)	(29)%	27	54%
Total VA guaranteed benefit impact excluded from operating earnings	$(139)	$17	$(58)	$(37)	$(138)	$(214)	$(216)	$1	1%	$(2)	(1)%	$(101)	#

Total annuity net flows	$(541)	$(560)	$(768)	$(890)	$(983)	$(3,026)	$(3,201)	$(442)	(82)%	$(175)	(6)%	$(93)	(10)%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

#                 Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$129	$100	$118	$(97)	$107	$544	$228	$(22)	(17)%	$(316)	(58)%	$204	#
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—	$—	—	$—	—
Operating return on allocated capital (2)	63.8%	59.2%	59.9%	28.8%	26.6%	63.8%	26.6%	(37.2)%		(37.2)%		(2.2)%

Fixed Annuities (3)
Pretax operating earnings	$23	$24	$28	$29	$20	$106	$101	$(3)	(13)%	$(5)	(5)%	$(9)	(31)%
Allocated capital	$1,243	$1,247	$1,245	$1,300	$1,318	$1,243	$1,318	$75	6%	$75	6%	$18	1%
Operating return on allocated capital (2)	6.2%	6.1%	6.2%	6.7%	6.5%	6.2%	6.5%	0.3%		0.3%		(0.2)%

Variable Annuities Rollforward
Beginning balance	$72,843	$74,244	$74,207	$74,580	$75,866	$76,988	$74,244	$3,023	4%	$(2,744)	(4)%	$1,286	2%
Deposits	1,340	1,147	1,170	1,160	1,117	5,228	4,594	(223)	(17)%	(634)	(12)%	(43)	(4)%
Withdrawals and terminations	(1,585)	(1,458)	(1,682)	(1,810)	(1,849)	(6,455)	(6,799)	(264)	(17)%	(344)	(5)%	(39)	(2)%
Net flows	(245)	(311)	(512)	(650)	(732)	(1,227)	(2,205)	(487)	#	(978)	(80)%	(82)	(13)%
Investment performance and interest credited	1,646	274	885	1,936	(317)	(1,517)	2,778	(1,963)	#	4,295	#	(2,253)	#
Total ending balance - contract accumulation values	$74,244	$74,207	$74,580	$75,866	$74,817	$74,244	$74,817	$573	1%	$573	1%	$(1,049)	(1)%

Variable annuities fixed sub-accounts	$4,911	$4,966	$5,060	$5,152	$5,211	$4,911	$5,211	$300	6%	$300	6%	$59	1%

Fixed Annuities Rollforward
Beginning balance	$10,886	$10,673	$10,503	$10,325	$10,163	$12,137	$10,673	$(723)	(7)%	$(1,464)	(12)%	$(162)	(2)%
Deposits	63	66	53	38	34	186	191	(29)	(46)%	5	3%	(4)	(11)%
Withdrawals and terminations	(359)	(315)	(309)	(278)	(285)	(1,985)	(1,187)	74	21%	798	40%	(7)	(3)%
Net flows	(296)	(249)	(256)	(240)	(251)	(1,799)	(996)	45	15%	803	45%	(11)	(5)%
Policyholder interest credited	83	79	78	78	79	335	314	(4)	(5)%	(21)	(6)%	1	1%
Total ending balance - contract accumulation values	$10,673	$10,503	$10,325	$10,163	$9,991	$10,673	$9,991	$(682)	(6)%	$(682)	(6)%	$(172)	(2)%

Capitalized interest	$—	$1	$—	$1	$1	$2	$3	$1	—	$1	50%	$—	—

Payout Annuities Reserve Balance	$2,094	$2,090	$2,088	$2,088	$2,096	$2,094	$2,096	$2	—	$2	—	$8	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	4.7%	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	(0.1)%		(0.1)%		—
Crediting rate excluding capitalized interest	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.1)%	(3.0)%	(3.0)%	(0.1)%		—		(0.1)%
Tax equivalent margin spread	1.7%	1.6%	1.6%	1.6%	1.5%	1.7%	1.6%	(0.2)%		(0.1)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,669	$1,722	$1,695	$1,685	$1,670	$1,667	$1,722	$1	—	$55	3%	$(15)	(1)%
Capitalization	49	42	41	41	41	186	165	(8)	(16)%	(21)	(11)%	—	—
Non-operating amortization	26	(16)	2	8	37	27	31	11	42%	4	15%	29	#
Amortization per income statement	(32)	(40)	(43)	(64)	(45)	(178)	(192)	(13)	(41)%	(14)	(8)%	19	30%
Other	10	(13)	(10)	—	21	20	(2)	11	#	(22)	#	21	—
Total ending balance	$1,722	$1,695	$1,685	$1,670	$1,724	$1,722	$1,724	$2	—	$2	—	$54	3%

Total Fixed Annuities DAC
Beginning balance	$72	$87	$70	$57	$56	$67	$87	$(16)	(22)%	$20	30%	$(1)	(2)%
Capitalization	1	1	2	—	—	3	3	(1)	#	—	—	—	—
Non-operating amortization	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization per income statement	(5)	(5)	(5)	(2)	(5)	(27)	(17)	—	—	10	37%	(3)	#
Other	19	(13)	(10)	1	25	44	3	6	32%	(41)	(93)%	24	#
Total ending balance	$87	$70	$57	$56	$76	$87	$76	$(11)	(13)%	$(11)	(13)%	$20	36%

(1)        The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        In the 4th quarter of 2015 through the 4th quarter of 2016, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 4.6%, 4.5%, 4.6%, 4.6% and 4.5% respectively.

#            Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$13	$13	$12	$13	$13	$55	$51	$—	—	$(4)	(7)%	$—	—
Distribution fees	26	23	25	24	26	97	98	—	—	1	1%	2	8%
Net investment income	118	119	121	124	121	468	485	3	3%	17	4%	(3)	(2)%
Premiums	348	345	345	350	356	1,363	1,396	8	2%	33	2%	6	2%
Other revenues	103	108	101	168	99	401	476	(4)	(4)%	75	19%	(69)	(41)%
Total revenues	608	608	604	679	615	2,384	2,506	7	1%	122	5%	(64)	(9)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	608	608	604	679	615	2,384	2,506	7	1%	122	5%	(64)	(9)%

Expenses
Distribution expenses	18	12	13	(14)	17	59	28	(1)	(6)%	(31)	(53)%	31	#
Interest credited to fixed accounts	43	43	43	44	45	164	175	2	5%	11	7%	1	2%
Benefits, claims, losses and settlement expenses	406	371	399	464	385	1,538	1,619	(21)	(5)%	81	5%	(79)	(17)%
Amortization of deferred acquisition costs	34	39	34	97	31	155	201	(3)	(9)%	46	30%	(66)	(68)%
Interest and debt expense	7	9	8	8	9	32	34	2	29%	2	6%	1	13%
General and administrative expense	65	65	70	69	69	253	273	4	6%	20	8%	—	—
Operating expenses	573	539	567	668	556	2,201	2,330	(17)	(3)%	129	6%	(112)	(17)%
Pretax operating earnings	$35	$69	$37	$11	$59	$183	$176	$24	69%	$(7)	(4)%	$48	#

Pretax operating margin	5.8%	11.3%	6.1%	1.6%	9.6%	7.7%	7.0%	3.8%		(0.7)%		8.0%

Return on Capital
Allocated capital	$2,045	$2,104	$2,105	$2,095	$2,185	$2,045	$2,185	$140	7%	$140	7%	$90	4%
Operating return on allocated capital (1)	6.9%	7.6%	6.3%	5.8%	6.7%	6.9%	6.7%	(0.2)%		(0.2)%		0.9%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$7	$(13)	$(2)	$—	$8	$—	$(7)	$1	14%	$(7)	—	$8	—
Other	(6)	32	7	7	(3)	(1)	43	3	50%	44	#	(10)	#
Total market impact on indexed universal life benefits excluded from operating earnings	$1	$19	$5	$7	$5	$(1)	$36	$4	#	$37	#	$(2)	(29)%

Product Information
Long Term Care
Pretax operating earnings	$(6)	$1	$(1)	$(73)	$(14)	$(15)	$(87)	$(8)	#	$(72)	#	$59	81%
Allocated capital	$591	$600	$600	$579	$663	$591	$663	$72	12%	$72	12%	$84	15%
Operating return on allocated capital (1)	(1.9)%	2.2%	0.1%	(11.8)%	(12.5)%	(1.9)%	(12.5)%	(10.6)%		(10.6)%		(0.7)%

Protection excluding Long Term Care
Pretax operating earnings	$41	$68	$38	$84	$73	$198	$263	$32	78%	$65	33%	$(11)	(13)%
Allocated capital	$1,454	$1,504	$1,505	$1,516	$1,522	$1,454	$1,522	$68	5%	$68	5%	$6	—
Operating return on allocated capital (1)	10.4%	9.7%	8.8%	12.7%	14.4%	10.4%	14.4%	4.0%		4.0%		1.7%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

#            Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$91	$66	$66	$70	$88	$324	$290	$(3)	(3)%	$(34)	(10)%	$18	26%
Term and whole life	3	2	3	2	2	9	9	(1)	(33)%	—	—	—	—
Disability insurance	2	1	1	1	1	5	4	(1)	(50)%	(1)	(20)%	—	—
Auto and home	267	256	276	294	259	1,087	1,085	(8)	(3)%	(2)	—	(35)	(12)%
Total cash sales	$363	$325	$346	$367	$350	$1,425	$1,388	$(13)	(4)%	$(37)	(3)%	$(17)	(5)%

VUL / UL Policyholder Account Balances
Beginning balance	$10,931	$11,170	$11,170	$11,236	$11,461	$11,283	$11,170	$530	5%	$(113)	(1)%	$225	2%
Premiums and deposits	281	240	246	245	269	1,042	1,000	(12)	(4)%	(42)	(4)%	24	10%
Investment performance and interest	260	47	129	281	82	45	539	(178)	(68)%	494	#	(199)	(71)%
Withdrawals and surrenders	(300)	(288)	(307)	(302)	(302)	(1,199)	(1,199)	(2)	(1)%	—	—	—	—
Other	(2)	1	(2)	1	1	(1)	1	3	#	2	#	—	—
Total ending balance	$11,170	$11,170	$11,236	$11,461	$11,511	$11,170	$11,511	$341	3%	$341	3%	$50	—

Premiums by Product
Term and whole life	$11	$11	$12	$11	$11	$40	$45	$—	—	$5	13%	$—	—
Disability insurance	37	36	37	37	36	149	146	(1)	(3)%	(3)	(2)%	(1)	(3)%
Long term care	29	27	27	27	29	110	110	—	—	—	—	2	7%
Auto and home	266	265	264	270	275	1,043	1,074	9	3%	31	3%	5	2%
Intercompany premiums	5	6	5	5	5	21	21	—	—	—	—	—	—
Total premiums by product	$348	$345	$345	$350	$356	$1,363	$1,396	$8	2%	$33	2%	$6	2%

Auto and Home Insurance
Policy count (thousands)	957	957	956	950	943	957	943	(14)	(1)%	(14)	(1)%	(7)	(1)%
Loss ratio	109.7%	91.8%	99.6%	89.9%	84.0%	97.7%	91.2%	(25.7)%		(6.5)%		(5.9)%
Expense ratio	16.9%	18.4%	18.7%	18.3%	17.7%	16.8%	18.3%	0.8%		1.5%		(0.6)%
Combined ratio	126.6%	110.2%	118.3%	108.2%	101.7%	114.5%	109.5%	(24.9)%		(5.0)%		(6.5)%

DAC Rollforward
Life and Health
Beginning balance	$867	$889	$860	$833	$783	$851	$889	$(84)	(10)%	$38	4%	$(50)	(6)%
Capitalization	24	20	19	46	26	86	111	2	8%	25	29%	(20)	(43)%
Non-operating amortization	(2)	(6)	(2)	(4)	(6)	(4)	(18)	(4)	#	(14)	#	(2)	(50)%
Amortization per income statement	(17)	(22)	(17)	(80)	(14)	(90)	(133)	3	18%	(43)	(48)%	66	83%
Other	17	(21)	(27)	(12)	32	46	(28)	15	88%	(74)	#	44	#
Total ending balance	$889	$860	$833	$783	$821	$889	$821	$(68)	(8)%	$(68)	(8)%	$38	5%

Life Insurance in Force	$196,339	$196,153	$196,065	$195,987	$196,472	$196,339	$196,472	$133	—	$133	—	$485	—

Net Amount at Risk	$40,783	$40,361	$40,345	$40,696	$41,290	$40,783	$41,290	$507	1%	$507	1%	$594	1%

Net Policyholder Reserves
VUL / UL	$10,380	$10,379	$10,461	$10,700	$10,759	$10,380	$10,759	$379	4%	$379	4%	$59	1%
Term and whole life	207	206	206	205	203	207	203	(4)	(2)%	(4)	(2)%	(2)	(1)%
Disability insurance	527	520	517	520	524	527	524	(3)	(1)%	(3)	(1)%	4	1%
Long term care and other	2,788	2,797	2,811	2,866	2,890	2,788	2,890	102	4%	102	4%	24	1%
Auto and home loss and LAE reserves	569	596	616	616	614	569	614	45	8%	45	8%	(2)	—
Total net policyholder reserves	$14,471	$14,498	$14,611	$14,907	$14,990	$14,471	$14,990	$519	4%	$519	4%	$83	1%

(1)        Includes lump sum deposits.

#            Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	12	1	(6)	(18)	(9)	(10)	(32)	(21)	#	(22)	#	9	50%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	1	(1)	4	1	13	5	(2)	(67)%	(8)	(62)%	(3)	(75)%
Total revenues	15	2	(7)	(14)	(8)	3	(27)	(23)	#	(30)	#	6	43%
Banking and deposit interest expense	—	—	—	1	—	—	1	—	—	1	—	(1)	#
Operating total net revenues	15	2	(7)	(15)	(8)	3	(28)	(23)	#	(31)	#	7	47%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	10	4	5	5	4	22	18	(6)	(60)%	(4)	(18)%	(1)	(20)%
General and administrative expense	43	48	64	52	62	180	226	19	44%	46	26%	10	19%
Operating expenses	53	52	69	57	66	202	244	13	25%	42	21%	9	16%
Pretax operating loss	$(38)	$(50)	$(76)	$(72)	$(74)	$(199)	$(272)	$(36)	(95)%	$(73)	(37)%	$(2)	(3)%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2016

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(34)	$(33)	$(34)	$(34)	$(36)	$(137)	$(137)	$(2)	(6)%	$—	—	$(2)	(6)%
Distribution fees	(332)	(302)	(310)	(314)	(322)	(1,308)	(1,248)	10	3%	60	5%	(8)	(3)%
Net investment income	(1)	—	—	(1)	—	(1)	(1)	1	#	—	—	1	#
Premiums	(4)	(5)	(5)	(5)	(6)	(15)	(21)	(2)	(50)%	(6)	(40)%	(1)	(20)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(371)	(340)	(349)	(354)	(364)	(1,461)	(1,407)	7	2%	54	4%	(10)	(3)%
Banking and deposit interest expense	—	—	—	(1)	—	—	(1)	—	—	(1)	—	1	#
Operating total net revenues	(371)	(340)	(349)	(353)	(364)	(1,461)	(1,406)	7	2%	55	4%	(11)	(3)%

Expenses
Distribution expenses	(355)	(324)	(333)	(336)	(347)	(1,401)	(1,340)	8	2%	61	4%	(11)	(3)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(16)	(16)	(16)	(17)	(17)	(60)	(66)	(1)	(6)%	(6)	(10)%	—	—
Operating expenses	(371)	(340)	(349)	(353)	(364)	(1,461)	(1,406)	7	2%	55	4%	(11)	(3)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)    The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#    Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2016

(in millions, unaudited)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Assets
Cash and cash equivalents	$2,357	$2,649	$2,819	$3,075	$2,318
Cash of consolidated investment entities	502	146	231	254	168
Investments	34,144	34,643	35,265	35,875	35,834
Investments of consolidated investment entities	6,570	2,511	2,605	2,573	2,254
Separate account assets	80,349	80,182	80,230	81,511	80,210
Receivables	5,167	5,232	5,171	5,322	5,299
Receivables of consolidated investment entities	107	63	19	14	11
Deferred acquisition costs (1)	2,730	2,655	2,605	2,539	2,648
Restricted and segregated cash and investments	2,949	2,900	2,866	2,962	3,331
Other assets (1)	8,399	9,289	10,892	9,517	7,748
Other assets of consolidated investment entities	2,065	—	1	1	—
Total Assets	$145,339	$140,270	$142,704	$143,643	$139,821

Liabilities
Policyholder account balances, future policy benefits and claims	$29,699	$30,515	$31,242	$31,469	$30,202
Separate account liabilities	80,349	80,182	80,230	81,511	80,210
Customer deposits	8,634	8,876	9,132	9,442	10,036
Short-term borrowings	200	200	200	200	200
Long-term debt	2,692	2,683	2,452	2,934	2,917
Debt of consolidated investment entities	7,531	2,673	2,749	2,710	2,319
Accounts payable and accrued expenses (1)	1,598	1,300	1,383	1,544	1,727
Accounts payable and accrued expenses of consolidated investment entities	54	—	—	—	—
Other liabilities	5,965	6,745	8,165	6,951	5,823
Other liabilities of consolidated investment entities	238	29	88	112	95
Total Liabilities	136,960	133,203	135,641	136,873	133,529

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,611	7,610	7,659	7,709	7,765
Retained earnings (1)	9,525	9,773	9,981	10,072	10,351
Appropriated retained earnings of consolidated investment entities	137	—	—	—	—
Treasury stock	(10,338)	(10,761)	(11,218)	(11,609)	(12,027)
Accumulated other comprehensive income, net of tax	253	442	638	595	200
Total Ameriprise Financial Shareholders’ Equity	7,191	7,067	7,063	6,770	6,292

Noncontrolling interests	1,188	—	—	—	—
Total Equity	8,379	7,067	7,063	6,770	6,292
Total Liabilities and Equity	$145,339	$140,270	$142,704	$143,643	$139,821

(1)                  Prior period balance sheets have been restated to reflect the accrual of commission expense for certain insurance and annuity products prior to 2013.  Before 2013, we incorrectly recorded these expenses on a cash basis.  There is no income statement impact subsequent to 2012.  The income statement impact to 2012 and prior was not material.

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2016

(in millions unless otherwise noted, unaudited)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Long-term Debt Summary
Senior notes	$2,350	$2,350	$2,350	$2,850	$2,850
Junior subordinated notes	245	229	—	—	—
Capital lease obligations	60	58	55	52	49
Fair value of hedges, unamortized discount and debt issuance costs	37	46	47	32	18
Total Ameriprise Financial long-term debt	2,692	2,683	2,452	2,934	2,917
Non-recourse debt of consolidated investment entities	7,531	2,673	2,749	2,710	2,319
Total long-term debt	$10,223	$5,356	$5,201	$5,644	$5,236

Total Ameriprise Financial long-term debt	$2,692	$2,683	$2,452	$2,934	$2,917
Fair value of hedges, unamortized discount and debt issuance costs	(37)	(46)	(47)	(32)	(18)
Capital lease obligations	(60)	(58)	(55)	(52)	(49)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1)	$2,595	$2,579	$2,350	$2,850	$2,850

Total equity (2)	$8,379	$7,067	$7,063	$6,770	$6,292
Noncontrolling interests	(1,188)	—	—	—	—
Total Ameriprise Financial shareholders’ equity	7,191	7,067	7,063	6,770	6,292
Equity of consolidated investment entities	(131)	(1)	—	—	—
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$7,060	$7,066	$7,063	$6,770	$6,292

Total Ameriprise Financial capital	$9,883	$9,750	$9,515	$9,704	$9,209
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	$9,655	$9,645	$9,413	$9,620	$9,142

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.2%	27.5%	25.8%	30.2%	31.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	26.9%	26.7%	25.0%	29.6%	31.2%

Ratings (as of December 31, 2016 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)        See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)        Includes accumulated other comprehensive income, net of tax.

(3)        For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2016

(in millions unless otherwise noted, unaudited)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Cash and cash equivalents	$2,357	$2,649	$2,819	$3,075	$2,318

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,348	16,603	16,450	16,552	16,236

Residential mortgage backed securities	5,973	6,138	6,538	6,862	6,918
Commercial mortgage backed securities	2,456	2,617	2,964	3,089	3,367
Asset backed securities	1,296	1,389	1,419	1,504	1,549
Total mortgage and other asset backed securities	9,725	10,144	10,921	11,455	11,834

State and municipal obligations	2,290	2,385	2,480	2,488	2,358
US government and agencies obligations	68	59	13	10	8
Foreign government bonds and obligations	224	272	276	275	261
Common and preferred stocks	18	17	18	19	22
Total other	2,600	2,733	2,787	2,792	2,649
Total available-for-sale securities	28,673	29,480	30,158	30,799	30,719

Commercial mortgage loans	2,755	2,747	2,713	2,682	2,702
Allowance for loan losses	(21)	(21)	(21)	(21)	(21)
Commercial mortgage loans, net	2,734	2,726	2,692	2,661	2,681

Residential mortgage loans	627	330	326	314	305
Allowance for loan losses	(2)	(1)	(1)	(1)	—
Residential mortgage loans, net	625	329	325	313	305

Policy loans	824	828	830	835	831
Other investments	1,288	1,280	1,260	1,267	1,298
Total investments	34,144	34,643	35,265	35,875	35,834
Total cash, cash equivalents and investments	$36,501	$37,292	$38,084	$38,950	$38,152

Net unrealized gain Available-for-Sale Securities	$921	$1,426	$1,986	$2,058	$1,247

AFS Fixed Maturity Asset Quality - %
AAA	25%	26%	28%	29%	31%
AA	7%	6%	7%	7%	6%
AFS securities AA and above	32%	32%	35%	36%	37%
A	19%	19%	19%	19%	18%
BBB	43%	42%	41%	40%	40%
Below investment grade	6%	7%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	7%	6%	5%	5%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

•    Adjusted net pretax operating margin;

•    Adjusted operating earnings;

•    Adjusted operating revenues;

•    Ameriprise Financial shareholders’ equity excluding AOCI;

•    Ameriprise Financial shareholders’ equity excluding CIEs;

•    Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

•    Basic operating earnings per share;

•    Effective tax rate excluding noncontrolling interests;

•    Operating earnings;

•    Operating earnings per diluted share;

•    Operating effective tax rate;

•    Operating return on equity excluding AOCI;

•    Operating total net revenues;

•    Pretax operating earnings;

•    Pretax operating margin;

•    Return on equity excluding AOCI;

•    Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•    Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;

•    Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2016

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on		Market Impact
	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$(15)	$—
Distribution fees	—	—	—	—	—
Net investment income	11	—	—	66	57
Premiums	—	—	—	—	—
Other revenues	—	—	6	—	—
Total revenues	11	—	6	51	57
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	11	—	6	51	57

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	(5)	—	—
Benefits, claims, losses and settlement expenses	—	175	—	—	—
Amortization of deferred acquisition costs	—	(37)	6	—	—
Interest and debt expense	—	—	—	52	—
General and administrative expense	—	—	—	—	—
Total expenses	—	138	1	52	—
Pretax segment income (loss)	11	(138)	5	(1)	57
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$11	$(138)	$5	$(1)	$57

Included in Operating Earnings

	Annuities	Protection			Corporate		Consolidated
	Market	Auto & Home	Auto & Home		Department of
	Impacts	Catastrophe	Reserve	Long Term Care	Labor Implementation	Severance	Tax
(in millions, unaudited)	to DAC/DSIC (6)	Losses (7)	Changes (8)	Adjustments (9)	Costs (10)	Expense (11)	Benefit (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	15	(12)	10	—	—	—
Amortization of deferred acquisition costs	(3)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	11	12	—
Operating expenses	(4)	15	(12)	10	11	12	—
Pretax operating earnings	$4	$(15)	$12	$(10)	$(11)	$(12)	$—
Tax benefit							$27

(1)                                     Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                                     Variable annuity guaranteed benefit impacts include:

$177 million net expense related to hedged variable annuity benefits

$39 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                                     Indexed universal life benefit impacts include:

$5 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$6 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                                     Reflects revenues and expenses of Consolidated Investment Entities

(5)                                     The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                                     Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)                                     Total auto and home catastrophe losses

(8)                                     Auto and home change in reserves from improved loss trends

(9)                                     Long term care adjustments

(10)                                Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)                                Severance expense

(12)                                Unanticipated benefit from tax audit settlements related to the 1997 to 2011 federal returns

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2016

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(4)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	5	2	—	(1)	—	31	5
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	6	—	—
Total revenues	5	2	—	(1)	6	27	5
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	5	2	—	(1)	6	27	5

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(5)	—	—
Benefits, claims, losses and settlement expenses	—	—	45	—	—	—	—
Amortization of deferred acquisition costs	—	—	(8)	—	4	—	—
Interest and debt expense	—	—	—	—	—	25	—
General and administrative expense	—	—	—	—	—	2	—
Total expenses	—	—	37	—	(1)	27	—
Pretax segment income (loss)	5	2	(37)	(1)	7	—	5
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$5	$2	$(37)	$(1)	$7	$—	$5

Included in Operating Earnings

	Annuities		Protection					Corporate
	Valuation	Market	Valuation	Auto & Home	Auto & Home	Long Term Care	Market	Department of	Affordable Housing
	Assumption &	Impacts	Assumption &	Catastrophe	Prior Year Reserve	Claim Reserve	Impacts	Labor Implementation	Investment
(in millions, unaudited)	Model Changes (6)	to DAC/DSIC (7)	Model Changes (6)	Losses (8)	Development (9)	Adjustment (10)	to DAC/DSIC (7)	Costs (11)	Adjustment (12)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—	(7)
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	64	—	—	—	—	—	—
Total revenues	—	—	64	—	—	—	—	—	(7)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Operating total net revenues	—	—	64	—	—	—	—	—	(7)

Expenses
Distribution expenses	—	—	(27)	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	197	(2)	46	29	(10)	29	—	—	—
Amortization of deferred acquisition costs	18	(7)	65	—	—	—	(1)	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	7	—
Operating expenses	215	(9)	84	29	(10)	29	(1)	7	—
Pretax operating earnings	$(215)	$9	$(20)	$(29)	$10	$(29)	$1	$(7)	$(7)

(1)                                     Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                                     Variable annuity guaranteed benefit impacts include:

$45 million net expense related to hedged variable annuity benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                                     Indexed universal life benefit impacts include:

$5 million net benefit related to hedged indexed universal life benefits

$4 million increase in DAC amortization resulting from hedged indexed universal life benefits

$6 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                                     Reflects revenues and expenses of Consolidated Investment Entities

(5)                                     The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                                     Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(7)                                     Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)                                     Total auto and home catastrophe losses for the quarter, which were $7M higher than expectations

(9)                                     Auto and home prior year reserve development

(10)                                Long term care correction related to a claim utilization assumption

(11)                                Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(12)                                Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2016

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on		Market Impact
	Securities	VA Guaranteed	Securities	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(4)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	2	—	3	—	30	(19)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	3	—	—
Total revenues	2	—	3	3	26	(19)
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	2	—	3	3	26	(19)

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(4)	—	—
Benefits, claims, losses and settlement expenses	—	60	—	—	—	—
Amortization of deferred acquisition costs	—	(2)	—	2	—	—
Interest and debt expense	—	—	—	—	24	—
General and administrative expense	—	—	—	—	1	—
Total expenses	—	58	—	(2)	25	—
Pretax segment income (loss)	2	(58)	3	5	1	(19)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$(58)	$3	$5	$1	$(19)

Included in Operating Earnings

	Asset Management	Annuities	Protection	Corporate			Consolidated
		Market	Auto & Home		Department of
	Resolution of	Impacts	Catastrophe	Resolution of	Labor Implementation	Loss on Sale of	Tax
(in millions, unaudited)	Legal Matter (6)	to DAC/DSIC (7)	Losses (8)	Legal Matter (6)	Costs (9)	Real Estate (10)	Benefit (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(4)	—
Total revenues	—	—	—	—	—	(4)	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	(4)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	37	—	—	—	—
Amortization of deferred acquisition costs	—	(1)	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	9	—	—	14	7	—	—
Operating expenses	9	(1)	37	14	7	—	—
Pretax operating earnings	$(9)	$1	$(37)	$(14)	$(7)	$(4)	$—
Tax benefit							$17

(1)                                     Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                                     Variable annuity guaranteed benefit impacts include:

$61 million net expense related to hedged variable annuity benefits

$3 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                                     Indexed universal life benefit impacts include:

$4 million net benefit related to hedged indexed universal life benefits

$2 million increase in DAC amortization resulting from hedged indexed universal life benefits

$3 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                                     Reflects revenues and expenses of Consolidated Investment Entities

(5)                                     The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                                     Resolution of a legacy legal matter related to the hedge fund business

(7)                                     Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)                                     Total auto and home catastrophe losses for the quarter

(9)                                     Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(10)                                Loss associated with the sale of operations center real estate

(11)                                Benefit from completion of tax audits from previous years

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2016

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
				Market Impact on		Market Impact on			Market Impact
	Securities	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Securities	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Gains/(Losses) (1)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	(3)	(2)	—	1	—	28	(11)	(40)
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	9	—	—	—
Total revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	(3)	(2)	—	1	9	24	(11)	(40)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	(16)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	(33)	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	16	—	6	—	—	—
Interest and debt expense	—	—	—	—	—	—	26	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	(17)	—	(10)	26	—	—
Pretax segment income (loss)	(1)	(3)	(2)	17	1	19	(2)	(11)	(40)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(3)	$(2)	$17	$1	$19	$(2)	$(11)	$(40)

Included in Operating Earnings

	Annuities		Protection
	Market	Market	Market	Life & Health	Auto & Home
	Impacts	Impacts on	Impacts	Reinsurance Recapture	Catastrophe
(in millions, unaudited)	to DAC/DSIC (6)	SOP Reserves (7)	to DAC/DSIC (6)	and Model Changes (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	6	—
Total revenues	—	—	—	6	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	6	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	1	3	—	(3)	23
Amortization of deferred acquisition costs	5	—	1	3	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	6	3	1	—	23
Pretax operating earnings	$(6)	$(3)	$(1)	$6	$(23)

(1)                   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                   Variable annuity guaranteed benefit impacts include:

$34 million net benefit related to hedged variable annuity benefits

$17 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)                   Indexed universal life benefit impacts include:

$16 million net benefit related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$9 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                   Reflects revenues and expenses of Consolidated Investment Entities

(5)                   The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                   Increase in DAC and DSIC amortization from lower than projected separate account growth

(7)                   Market impact on reserves for insurance features in non-traditional contracts

(8)                   Reinsurance recapture and other actuarial model updates

(9)                   Total auto and home catastrophe losses for the quarter, which were $14 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(31)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(5)	—	3	—	70	—	11
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	2	74	—	—
Total revenues	1	(5)	—	3	2	113	—	11
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(5)	—	3	2	113	—	11

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(1)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	165	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	2	—	—	—
Interest and debt expense	—	—	—	—	—	82	—	—
General and administrative expense	—	—	—	—	—	8	1	—
Total expenses	—	—	139	—	1	90	1	—
Pretax segment income (loss)	1	(5)	(139)	3	1	23	(1)	11
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	23	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(5)	$(139)	$3	$1	$—	$(1)	$11

Included in Operating Earnings

	Annuities	Protection		Consolidated
	Market	Life Insurance
	Impacts	Assumption	Auto & Home	Tax
(in millions, unaudited)	to DAC/DSIC (7)	Change (8)	Reserves (9)	Benefit (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(28)	57	—
Amortization of deferred acquisition costs	(5)	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(6)	(28)	57	—
Pretax operating earnings	$6	$28	$(57)	$—
Tax benefit				$26

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$168 million net expense related to hedged variable annuity benefits

$29 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$2 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)        Life insurance reserve reduction resulting from an assumption change

(9)        Reserve strengthening primarily in auto line

(10)   Dividends received deduction benefit

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2016

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2016

						Year-to-date
(in millions unless otherwise noted, unaudited)	4 Qtr 2015	1 Qtr 2016	2 Qtr 2016	3 Qtr 2016	4 Qtr 2016	2015	2016
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,562	$1,533	$1,453	$1,271	$1,314	$1,562	$1,314
Less adjustments (1)	(154)	(149)	(174)	(154)	(113)	(154)	(113)
Operating earnings (last twelve months)	$1,716	$1,682	$1,627	$1,425	$1,427	$1,716	$1,427

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$7,782	$7,576	$7,355	$7,139	$6,877	$7,782	$6,877
Less AOCI, net of tax (five point quarter end average)	516	472	459	478	426	516	426
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,266	7,104	6,896	6,661	6,451	7,266	6,451
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	216	170	114	62	27	216	27
Operating equity (five point quarter end average)	$7,050	$6,934	$6,782	$6,599	$6,424	$7,050	$6,424

Return on equity excluding AOCI	21.5%	21.6%	21.1%	19.1%	20.4%	21.5%	20.4%
Operating return on equity excluding AOCI	24.3%	24.3%	24.0%	21.6%	22.2%	24.3%	22.2%

Effective Tax Rate
Pretax income	$446	$475	$410	$238	$469	$2,142	$1,592
Less pretax income (loss) attributable to noncontrolling interests	23	—	—	—	—	125	—
Pretax income excluding noncontrolling interests	423	475	410	238	469	2,017	1,592
Less adjustments (2)	(129)	(22)	(66)	(19)	(66)	(237)	(173)
Pretax operating earnings	$552	$497	$476	$257	$535	$2,254	$1,765

Income tax provision	$66	$111	$75	$23	$69	$455	$278
Operating income tax provision	$111	$119	$97	$30	$92	$538	$338

Effective tax rate	14.8%	23.3%	18.4%	9.7%	14.5%	21.3%	17.4%
Effective tax rate excluding noncontrolling interests	15.6%	23.3%	18.4%	9.7%	14.5%	22.6%	17.4%
Operating effective tax rate	20.1%	23.9%	20.4%	11.7%	17.2%	23.9%	19.2%

(1)        Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35%.

(2)        Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2016

(in millions unless otherwise noted, unaudited)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Long-term Debt Summary
Senior notes	$2,350	$2,350	$2,350	$2,850	$2,850
Junior subordinated notes	245	229	—	—	—
Capital lease obligations	60	58	55	52	49
Fair value of hedges, unamortized discount and debt issuance costs	37	46	47	32	18
Total Ameriprise Financial long-term debt	2,692	2,683	2,452	2,934	2,917
Less fair value of hedges, unamortized discount and debt issuance costs	37	46	47	32	18
Less capital lease obligations	60	58	55	52	49
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,595	$2,579	$2,350	$2,850	$2,850

Equity Summary
Total equity	$8,379	$7,067	$7,063	$6,770	$6,292
Less noncontrolling interests	1,188	—	—	—	—
Total Ameriprise Financial shareholders’ equity	7,191	7,067	7,063	6,770	6,292
Less equity of consolidated investment entities	131	1	—	—	—
Total Ameriprise Financial shareholders’ equity excluding CIEs	$7,060	$7,066	$7,063	$6,770	$6,292

Capital Summary
Total Ameriprise Financial long-term debt	$2,692	$2,683	$2,452	$2,934	$2,917
Total Ameriprise Financial shareholders’ equity	7,191	7,067	7,063	6,770	6,292
Total Ameriprise Financial capital	9,883	9,750	9,515	9,704	9,209
Less equity of consolidated investment entities	131	1	—	—	—
Less fair value of hedges, unamortized discount and debt issuance costs	37	46	47	32	18
Less capital lease obligations	60	58	55	52	49
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$9,655	$9,645	$9,413	$9,620	$9,142

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.2%	27.5%	25.8%	30.2%	31.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	26.9%	26.7%	25.0%	29.6%	31.2%

Ameriprise Financial shareholders’ equity	$7,191	$7,067	$7,063	$6,770	$6,292
AOCI	253	442	638	595	200
Appropriated retained earnings/retained earnings attributable to CIEs	137	—	—	—	—
AOCI attributable to CIEs	(6)	1	—	—	—

Ameriprise Financial shareholders’ equity	$7,191	$7,067	$7,063	$6,770	$6,292
Less AOCI	253	442	638	595	200
Ameriprise Financial shareholders’ equity excluding AOCI	$6,938	$6,625	$6,425	$6,175	$6,092

Ameriprise Financial shareholders’ equity	$7,191	$7,067	$7,063	$6,770	$6,292
Less appropriated retained earnings/retained earnings attributable to CIEs	137	—	—	—	—
Less AOCI	253	442	638	595	200
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$6,801	$6,625	$6,425	$6,175	$6,092